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[AT&T Logo here]                                                Version 1

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                                CARRIER AGREEMENT

                                     BETWEEN

                                    AT&T CORP.

                                       AND

                          TELCO COMMUNICATIONS GROUP, INC.









                          CONFIDENTIAL AND PROPRIETARY
                                     between
                    AT&T and TELCO COMMUNICATIONS GROUP, INC.

                                TABLE OF CONTENTS



Section 0     Signature Page

Section 1:     General Terms and Conditions

Section 2:     Eligibility of Customer

Section 3:     Responsibilities of Customer

Section 4:     Responsibilities of AT&T

Section 5:     Services and Service Descriptions

Section 6:     Service Rates, Terms and Conditions








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                          CONFIDENTIAL AND PROPRIETARY
                                     between
                    AT&T and TELCO COMMUNICATIONS GROUP, INC.

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Customer's Initial                                               AT&T Initials

Section 0:  SIGNATURE PAGE
            --------------

     THIS CARRIER AGREEMENT ("Agreement") is made and entered into as of the last signature date below by and between AT&T Corp., a corporation organized and existing under the laws of the State of New York and having an office at 295 North Maple Avenue, Basking Ridge, New Jersey 07920 ("AT&T") and Telco Communications Group, Inc., having an office at 4219 Lafayette Center Drive, Chantilly, VA 20151 ("Customer"). The terms and conditions herein constitute an offer by Customer as of the date of Customer's signature below which may be accepted only by AT&T's signature below. This Agreement shall become effective when signed by both parties.

     AT&T and Customer, acting through their duly authorized representatives, hereby agree to the terms set forth in Sections 1 through 6 of this Agreement as attached hereto.


TELCO COMMUNICATIONS GROUP, INC.        AT&T CORP.



By /s/ Donald A. Burns                 By /s/ Ronald L. Tonge
   --------------------------             ------------------------


Donald A. Burns                           Ronald L. Tonge
-----------------------------          ----------------------------
Printed or Typed Name                   Printed or Typed Name

CEO                                      Sales Vice President
-----------------------------          -----------------------------
Title                                   Title

December 23, 1996                       January 13, 1997
-----------------------------           -----------------------------
Date                                    Date

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                          CONFIDENTIAL AND PROPRIETARY
                                     between
                    AT&T and TELCO COMMUNICATIONS GROUP, INC.

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Customer's Initial                                               AT&T Initials

SECTION 1:  GENERAL TERMS AND CONDITIONS
            ----------------------------
1.A.     ASSIGNMENT.  Customer may not assign this Agreement in whole or in
         ----------
part without the prior written consent of AT&T, which shall not be unreasonably withheld. AT&T may, in its discretion, condition its consent to such assignment upon the posting of an appropriate deposit by the assignee pursuant to Paragraph 4.D. of this Agreement. AT&T reserves the right to deny or revoke its consent to such assignment at any time if the assignee proves unwilling or unable to meet the eligibility requirements of this Agreement, in which event the Customer shall remain or again become responsible for performance of all terms of this Agreement. This provision shall not affect the Customer's right to resell Service. Further, any resale or assignment shall not release the original Customer from its obligations under this Agreement.

1.B.     COMBINATION WITH OTHER SERVICES OR 0FFERS.  This AT&T Carrier
         -----------------------------------------
Agreement may not be used in conjunction with any other AT&T Carrier Agreement, AT&T Contract Tariff, or promotions for any AT&T Services.

1.C.     INDEPENDENT PARTIES.  The relationship established by this Agreement
         -------------------
shall in no way constitute AT&T (or its agents or employees) as a partner, agent or fiduciary of Customer. The relationship established by this Agreement shall in no way constitute the Customer (or their agents or employees) as a partner, agent or fiduciary of AT&T. The provision of Service described in this Agreement does not establish any joint undertaking, joint venture, or fiduciary relationship between AT&T and Customer.

1.D.     ACKNOWLEDGMENT OF RIGHT TO COMPETE.  Customer acknowledges and
         -----------------------------------
understands that it remains at all times solely responsible for the success and profits of its business, and that AT&T makes no promises, warranties or representations regarding the Customer's business success or prospects of business success in connection with the provision of service pursuant to this Agreement. Customer acknowledges and understands that AT&T will continue to market AT&T services directly to the public and that such marketing may from time to time bring AT&T into direct or indirect competition with Customer, or to market its services to competitors of Customer. Customer acknowledges and understands that nothing in this Agreement diminishes or restricts in any way the rights of AT&T to engage in competition with Customer or to market its services to competitors of Customer, or creates any cause of action in Customer against AT&T whatsoever.

1.E.     USE OF PROPRIETARY INFORMATION.  In the event that either Customer or
         -------------------------------
AT&T, in the course of performance of their obligations to each other under this Agreement, obtains or receives proprietary information from the other, it agrees to use such information only for the purpose of complying with its obligations under this
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Customer's Initial                                               AT&T Initials

Agreement and not to use such information for its own marketing purposes. Customer acknowledges that AT&T may use for its own marketing purposes any and all information that it obtains from sources other than Customer, including but not limited to information that AT&T may have regarding Customer's End-Users as a result of the past or present sale or provision by AT&T of telecommunications services or equipment to said End-Users.

1.F.     FORCE MAJEURE.  Neither party nor its affiliates, subsidiaries,
         -------------
subcontractors, or parent corporation shall be liable in any way for delay, failure in performance, loss or damage due to any of the following: fire, strike, embargo, explosion, power blackout, earthquake, volcanic action, flood, war, water, the elements, labor disputes, civil or military authority, acts of God, acts of the public enemy, inability to secure raw materials , inability to secure products, acts or omissions of carriers, or other causes beyond its reasonable control, whether or not similar to the foregoing.

1.G.     SEVERABILITY.  If any portion of this Agreement shall be found to be
         ------------
invalid or unenforceable, such portion shall be void and of no effect, but the remainder of the Agreement shall continue in full force and effect unless the Agreement fails of its essential purpose without the voided portion.

1.H.     NOTICES.  All notices, identifications, formal requests or other
         -------
formal communications required or desired to be given in connection with this Agreement, shall be in writing and shall be effective when delivered in person, mailed by registered or certified post or sent by Telex or facsimile ("FAX") to the recipient party, unless the parties otherwise agree in writing. Notice shall be addressed to the following:

   If to AT&T:      Attn:  Carrier Solutions Sales
                    Virginia Rea, Sales Director
                    150 Morristown Road
                    Plaza 202
                    Bernardsville, New Jersey  07924
                    Phone:  (908) 204-1114
                    Fax:  (908) 204-1089

   If to Customer:  Attn:  Contracts Administration
                    4219 Lafayette Center Drive
                    Chantilly, Virginia  22021
                    Phone:  (703) 631-5615
                    Fax:  (703) 803-3430

1.I.     MODIFICATION AND WAIVER.  This Agreement may be modified only by a
         -----------------------
writing signed by both parties.  The failure of a party to enforce any right under
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                          CONFIDENTIAL AND PROPRIETARY
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                    AT&T and TELCO COMMUNICATIONS GROUP, INC.

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Customer's Initial                                               AT&T Initials
this Agreement at any particular point in time shall not constitute a continuing waiver of any such right with respect to the remaining terms of this Agreement, or the waiver of any other right under this Agreement.

1.J.     COMPLIANCE WITH LAWS.  Each party is responsible for its own
         --------------------
compliance with all laws and regulations affecting its business, including but not limited to the collection and remittance of all taxes and other levies imposed by law.

1.K.     CHOICE OF LAW.  The domestic law of the State of New York, except its
         -------------
conflict-of-laws rules, shall govern the construction, interpretation, and performance of this Agreement.

1.L.     CONFIDENTIALITY.  The Terms, conditions, and rates contained in this
         ---------------
Agreement are confidential, and shall remain so unless and until it shall be determined by AT&T that the Communications Act of 1934 (or any subsequent legislation) and the regulations promulgated thereunder require the filing of this Agreement with the Federal Communications Commission ("Commission"), or unless the Commission orders the filing of this Agreement pursuant to authority granted to the Commission by law or regulation. In such event, AT&T shall file the Agreement within thirty days of its execution, or upon such determination that filing is required, or upon being ordered by the Commission to do so (whichever is later); provided, that AT&T nonetheless shall keep the identity of Customer confidential unless required by law, regulation or the Commission to disclose such identity. Absent such a filing requirement, neither party shall disclose the terms or conditions of this Agreement to any third party, nor issue any public statements relating to this Agreement without the written consent of the other party, unless such disclosure or statement is reasonably believed by the party to be compelled by governmental authority. A disclosing party shall furnish reasonable prior notice to the other party before making the statement or disclosure unless prohibited by law from doing so.

1.M.     DISPUTE RESOLUTION.  If a dispute arises out of or relates to this
         ------------------
Agreement, or its breach, the parties agree to submit the dispute to a sole mediator selected by the parties or, at any time at the option of a party, to mediation by the American Arbitration Association ("AAA"), to be held in Morristown, New Jersey. If not resolved by mediation, it shall be referred to a sole arbitrator selected by the parties within thirty (30) days of the mediation or, in the absence of such selection, to AAA arbitration which shall be governed by the United States Arbitration Act and judgment on the award may be entered in any court having jurisdiction. The arbitrator may not limit, expand or otherwise modify the terms of this Agreement. The parties, their representatives, other participants and the mediator and arbitrator shall hold the existence, content and results of mediation and arbitration in confidence.
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                          CONFIDENTIAL AND PROPRIETARY
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                    AT&T and TELCO COMMUNICATIONS GROUP, INC.

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Customer's Initial                                               AT&T Initials

1.N.     TRADE NAMES, TRADEMARKS, SERVICE MARKS AND REGISTERED MARKS.  Neither
         -----------------------------------------------------------
Customer nor AT&T shall use the other's trade names, trademarks or service marks ("Marks") without the prior written approval of the other party.
Neither shall display or use the other's Marks, nor permit the same to be displayed or used by third parties. Nothing in this Agreement creates in a party rights in the marks of the other.

1.O.     BUSINESS DOWNTURN/NETWORK OPTIMIZATION.  In the event of a business
         --------------------------------------
downturn beyond CUSTOMER's control, a corporate divestiture, or a network optimization using other AT&T services, any of which significantly reduces the volume of network services required by the CUSTOMER, with the result that CUSTOMER will be unable to meet its revenue and/or volume commitments under this Contract (notwithstanding CUSTOMER's best efforts to avoid such a shortfall), AT&T and CUSTOMER will cooperate in efforts to develop a mutually agreeable alternative proposal that will satisfy the concerns of both parties and comply with all applicable legal and regulatory requirements. By way of example and not limitation, such alternative proposals may include changes in rates, nonrecurring charges, revenue and/or volume commitments, discounts, the multi-year service period and other provisions. Subject to all applicable legal and regulatory requirements, including the requirements of the Federal Communications Commission and the Communications Act of 1934, AT&T will make any Contract revisions necessary to implement such mutually agreeable alternative proposal. This provision shall not apply to a change resulting from a decision by CUSTOMER to transfer portions of its traffic or projected growth to carriers other than AT&T. The CUSTOMER must give AT&T written notice of the conditions it believes will require the application of this provision. This provision does not constitute a waiver of any charges, including shortfall charges, incurred by the CUSTOMER prior to the time the parties mutually agree to amend or replace this Contract.

1.P.     ENTIRE AGREEMENT.  This Agreement constitutes the entire agreement of
         ----------------
the parties with respect to the subject matter hereof and supersedes all prior written or oral agreements, proposals or understandings.

1.Q.     DEFINITIONS.  As used in this Agreement, the definitions set forth in
         -----------
AT&T Tariff F.C.C. Nos. 1, 2, 9 and 11 shall apply except to the extent that they are modified or supplemented as follows:

     1.Q.1.     END-USERS:  Those persons or entities to which Customer
                ---------
provides service as a telecommunications common carrier utilizing the service provided to Customer by AT&T pursuant to this Agreement.

     1.Q.2.     CIS:  The date for commencement of installation of service
                ---
established pursuant to Paragraph 3.B. of this Agreement.
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                          CONFIDENTIAL AND PROPRIETARY
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                    AT&T and TELCO COMMUNICATIONS GROUP, INC.

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Customer's Initial                                               AT&T Initials

SECTION 2:  REQUIREMENTS AND CERTIFICATION OF ELIGIBILITY
            ---------------------------------------------

2.A.     ELIGIBILITY.  The rates, terms and conditions herein are expressly
         -----------
conditioned upon the Customer's meeting the following eligibility requirements. Customer provides interexchange communications services as a common carrier which certifies as follows:

     2.A.1. Customer has obtained the required operating authority in all states in which it conducts business, as well as all authority required by the FCC for resale of telecommunications services, including but not limited to authority required pursuant to Section 214 of the Communications Act of 1934, 47 U.S.C. 214.

     2.A.2. Customer complies and will continue to comply at all times with all federal and state laws and regulations applicable to the sale and provision of service to its customers, including but not limited to those laws and regulations applicable to the authorization and proof of authorization necessary to convert an End-Users former service to Customer's service as the End-User's Primary Interexchange Carrier.

     2.A.3.  Customer has and uses its own carrier identification code
     ("CIC").

     2.A.4. Customer shall terminate the Services provided in this Agreement in an IXC switch owned and operated or leased and operated by Customer. An IXC Switch is a telecommunications switch with the following characteristics: (a) it is used for the transmission of calls that are routed by a Local Exchange Carrier to the IXC Switch using Feature
     Group D Access; (b) it is capable of interconnecting circuits or transferring calling between circuits; (c) it has a maximum capacity of not less than 100,000 access lines and (d) it is used by the Customer to provide Common Carrier service to end users.

     2.A.5. Customer has had a consistent on-time payment record with respect to all telecommunications service to which it has subscribed with AT&T for at least 24 consecutive months prior to the execution of this Agreement. This requirement includes affiliates, parents, subsidiaries, predecessors, successors and any entity owned 20% or more by any person or entity which also has an ownership interest of 20% of more in Customer.

     2.A.6. Customer will utilize the Service offered hereunder only for lawful purposes, including but not limited to resale of the Service or components thereof. In the event that Customer resells the Service provided hereunder, it will do so only under its own names, tradenames, logos, trademarks or servicemarks. Customer will not publish or use any advertising, sales promotions, press releases,
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                           CONFIDENTIAL AND PROPRIETARY
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                    AT&T and TELCO COMMUNICATIONS GROUP, INC.

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Customer's Initial                                               AT&T Initials
     or other publicity matters which use AT&T corporate or trade names, logos, trademarks, service marks, trade dress, or other symbols that serve to identify and distinguish AT&T from its competitors (or which use confusingly similar corporate or trade names, logos, trademarks, service marks, trade dress or other symbols), and will not conduct business under AT&T's corporate or trade names, logos, trademarks, service marks, trade dress, or other symbols that serve to identify and distinguish AT&T from its competitors (or under any confusingly similar corporate or trade names, logos, trademarks, service marks, trade dress or other symbols). Customer (including its agents, representatives and independent contractors) will not indicate or imply to any person or entity that it is AT&T which is selling or providing service to them or that it is selling or providing such service to them jointly or in collaboration or partnership with AT&T, or as the agent of AT&T.

     2.A.7. Customer has had no complaints or proceedings brought against it, within two months prior to its execution of this Agreement, by the FCC, by any state public utilities commission, by any state Attorney General, or by any other federal or state authority charging Customer with misrepresenting its affiliation or relationship to AT&T or to any other carrier whose service it has resold, and no such complaints or proceedings are pending as of the Customer's execution of this Agreement.

2.B. TERMINATION OR LACK OF ELIGIBILITY.  If at any time during the term
     ----------------------------------
of this Agreement, Customer fails to comply with any requirement for eligibility contained in Paragraphs 2.A.1 through 2.A.7., above, such failure shall constitute a material breach of this Agreement which shall entitle AT&T to terminate this Agreement and the Service provided hereunder on fifteen (15) days' written notice. Customer shall have the opportunity to cure such failure during the fifteen (15) day period following such notice, and, if such cure is demonstrated to the satisfaction of AT&T, no termination pursuant to this Paragraph shall occur. In the event of such termination, Customer shall indemnify, defend and hold harmless AT&T from any and all complaints, causes of action or other claims brought against AT&T by any of Customer's End-Users due to said termination.
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                          CONFIDENTIAL AND PROPRIETARY
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                    AT&T and TELCO COMMUNICATIONS GROUP, INC.

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Customer's Initial                                               AT&T Initials

SECTION 3:  RESPONSIBILITIES OF AT&T
            ------------------------

3.A.     PROVISION OF SERVICE.  Subject to its Correspondent Agreements and
         --------------------
regulation by Federal and state authorities, AT&T shall provide Service in accordance with its standard practices and procedures for the operation of its network. Service shall be available 24 hours per day, seven days per week. AT&T is responsible for the provision of Service from station to station, but is not responsible for the quality of transmission or signaling on the Customer's side of the interface at a Customer's premises. Service is furnished subject to the availability of the service components required. Customer acknowledges that it has been advised by AT&T that temporary capacity constraints may exist in some areas with respect to the availability of Interoffice Channels for ACCUNET T44.736 Service as described and defined in AT&T Tariff F.C.C. No. 9. In the event that, during the term of this Agreement, Customer orders services which are impacted by such constraints, AT&T will provide Customer with a good-faith estimate of the availability date of such services.

3.B.     INSTALLATION.  Upon execution of this Agreement AT&T shall establish
         ------------
a due date for commencement of installation of Service and confirm said date with the Customer (CISD). A Customer may delay said due date for commencement of installation when the Customer's written request for said delay is received by AT&T prior to said due date, provided that the delay of said due date shall not exceed 30 cumulative calendar days. AT&T will make every reasonable effort to commence installation of Service by the due date, but Customer acknowledges that in some cases a delay in commencement of installation may be unavoidable. If commencement of installation is delayed for more than 45 days beyond the due date, and such delay is not requested or caused in whole or in part by the Customer, the Customer may cancel its order for Service pursuant to this Agreement and shall not thereby be considered to have breached this Agreement.

3.C.     MAINTENANCE.  AT&T shall maintain Service in conformity with its
         -----------
standard network operating procedures.

3.D.     LIMITATION OF LIABILITY.  AT&T (INCLUDING ITS SUBSIDIARIES,
         -----------------------
AFFILIATES, PREDECESSORS, SUCCESSORS AND ASSIGNS) MAKES NO WARRANTIES, EXPRESS OR IMPLIED, AND SPECIFICALLY DISCLAIMS ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO SERVICES OR PRODUCTS PROVIDED PURSUANT TO THIS AGREEMENT. AT&T'S LIABILITY FOR SERVICE INTERRUPTIONS FOR ANY SERVICE PROVIDED PURSUANT TO THIS AGREEMENT SHALL NOT EXCEED AN AMOUNT EQUAL TO THE INITIAL PERIOD CHARGE PROVIDED FOR UNDER THIS AGREEMENT FOR THE SERVICE AFFECTED. THIS LIMITATION OF LIABILITY SHALL

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Customer's Initial                                               AT&T Initials

APPLY REGARDLESS OF THE FORM OF ACTION, WHETHER IN CONTRACT, TORT, WARRANTY, STRICT LIABILITY, OR NEGLIGENCE (INCLUDING WITHOUT LIMITATION ACTIVE AND PASSIVE NEGLIGENCE). IN NO EVENT SHALL AT&T BE LIABLE FOR CONSEQUENTIAL, SPECIAL OR INDIRECT DAMAGES OR LOST PROFITS SUSTAINED BY REASON OF ITS PERFORMANCE OF THIS AGREEMENT, OR FOR ANY FAILURE, BREAKDOWN, OR INTERRUPTION OF SERVICE, WHATEVER SHALL BE THE CAUSE, FOR HOWEVER LONG IT SHALL LAST, AND REGARDLESS OF WHETHER ANYONE HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. AT&T SHALL HAVE NO LIABILITY FOR DAMAGES CAUSED (1) BY CUSTOMER'S FAILURE TO PERFORM ITS RESPONSIBILITIES UNDER THIS AGREEMENT, OR (2) BY THE ACTS OF THIRD PARTIES (INCLUDING WITHOUT LIMITATION CUSTOMER'S USERS OR END
USES). AT&T DOES NOT GUARANTEE OR MAKE ANY WARRANTY WITH RESPECT TO THE SERVICE PROVIDED PURSUANT TO THIS AGREEMENT WHEN USED IN AN EXPLOSIVE ATMOSPHERE. THIS AGREEMENT DOES NOT CREATE ANY CLAIM OR RIGHT OF ACTION, NOR IS IT INTENDED TO CONFER ANY BENEFIT ON ANY THIRD PARTY, INCLUDING BUT NOT LIMITED TO ANY USER OR END-USER OF CUSTOMER.

3.E.  SERVICE, CHANNELS OR EQUIPMENT OF OTHERS.  AT&T is not liable for
      ----------------------------------------
damages associated with service, channels, or equipment that it does not furnish. AT&T does not provide Customer equipment.

3.F.  NO PATENT OR SOFTWARE LICENSE.  No license under patents or software
      -----------------------------
copyrights (other than the limited license to use) is granted by AT&T or shall be implied or arise by estoppel, with respect to Service offered under this Agreement.
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                          CONFIDENTIAL AND PROPRIETARY
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Customer's Initial                                               AT&T Initials

SECTION 4:  RESPONSIBILITIES OF CUSTOMER
            ----------------------------

4.A.  PLACEMENT OF ORDERS, PAYMENT OF BILLS, AND COMPLIANCE WITH
      ----------------------------------------------------------
REGULATIONS.  Customer is responsible for placing any necessary orders and for
-----------
assuring that it, its Users and its End-Users comply with the provisions of this Agreement and with all applicable federal and state laws and regulations.

4.B.  BILLING; RESPONSIBILITY FOR PAYMENT.  Customer is liable for all amounts
      -----------------------------------
due AT&T hereunder, subject to the following. The Customer will receive a single monthly bill for Service provided under this Agreement, regardless of the number of Customer Premises, the bill will be sent to one location designated by the Customer. Payment of charges is due upon presentation of a bill unless a different due date appears on the face of the bill, in which case payment shall be due on said date. Customer shall be solely responsible for rendering of bills and collection of charges from its customers and end-users. Failure of Customer to bill and collect charges from its customers or end-users shall not excuse in whole or in part Customer's responsibilities under this Agreement, including but not limited to the responsibility to render to AT&T timely payment of charges.

4.C.  INTERFACING AND COMMUNICATING WITH END-USERS.  Interfacing and
      --------------------------------------------
communicating with End-Users shall be the sole responsibility of Customer with respect to any use that Customer may make of the service provided pursuant to this Agreement to in turn provide service to other persons or entities. Such interfacing and communicating shall include without limitation installation of service, termination of service, placing of orders, billing and billing inquiries, reporting of service outages and problems, collection of charges and handling and resolution of all disputes.

4.D.     DEPOSITS.  AT&T may require the Customer, prior to or during the
         --------
provision of service pursuant to this Agreement, to tender a deposit in an amount to be determined by AT&T in its reasonable discretion to be held by
AT&T as a guarantee for the payment of charges; provided, that such deposit shall not be fixed by AT&T at an amount exceeding six (6) times the MMRC for all services provided pursuant to this Agreement. To determine the financial responsibility of Customer and/or the specific amount of any deposit required, AT&T may rely upon commercially reasonable factors to assess and manage the risk of non-payment, including but not limited to payment history for telecommunications service (including such service purchased from AT&T), number of years in business, bankruptcy or insolvency history, current AT&T account treatment status, financial statement analysis, and commercial credit bureau rating. It shall be Customer's responsibility to provide to AT&T upon request such information as is necessary for AT&T to determine the financial responsibility of Customer, including but not limited to Customer's tax returns, audited or unaudited financial statements and loan
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Customer's Initial                                               AT&T Initials
applications. A deposit does not relieve Customer of the responsibility for the prompt payment of bills on presentation or the due date appearing on the face of the bills. In lieu of a cash deposit, AT&T will accept Bank Letters of Credit and Surety Bonds which have been approved by AT&T. Interest will be paid to a Customer for the period that a cash deposit is held by AT&T. The interest rate used will be simple interest at the rate of six percent annually unless a different rate has been established by the appropriate legal authority in the state where the Service offering is located. The failure of Customer to post a deposit as required by AT&T pursuant to this paragraph shall constitute a material breach of this Agreement by Customer which shall entitle AT&T to terminate this Agreement and the service provided hereunder upon five (5) days written notice to Customer. When the service for which the deposit has been required is discontinued, the deposit will be applied to the final bill and any credit balance will be refunded to the Customer with applicable interest accrued.

4.E.  THE CUSTOMER'S USER OF SERVICE.  Customer may use Service for any lawful
      ------------------------------
purpose consistent with the transmission and switching parameters of the telecommunications network, and may resell its use (or the use of any part thereof) to a third party in the normal course of the Customer's business, subject to the following:

     4.E.1.  ABUSE - The abuse of Service is prohibited.  The following
             -----
     activities constitute abuse:

          4.E.1.A. Using Service to make calls that might reasonably be expected to frighten, abuse, torment, or harass another, or

          4.E.1.B. Using Service in such a way that it interferes unreasonably with the use of Service or AT&T's network by others.

     4.E.2.  FRAUDULENT USE.  The fraudulent use of, or the intended or
             --------------
     attempted fraudulent use of, Service is prohibited. The following activities constitute fraudulent use:

          4.E.2.A. Using Service to transmit any message or code, locate a person, or otherwise give or obtain information, without payment for Service,

          4.E.2.B. Using or attempting to use Service with the intent to avoid the payment, either in whole or in part, of any charges by any means or device,

          4.E.2.C. Using Service to carry calls that originate on the network of a facilities-based interexchange carrier other than AT&T and terminate disproportionately to locations for which the cost to AT&T of terminating
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Customer's Initial                                               AT&T Initials
          switched access is above the average cost of terminating switched access, based on the published access tariffs of local exchange companies.

     In any instance in which AT&T believes in good faith that there is fraudulent use of Service as set forth above, AT&T may, immediately and upon written notice to the Customer, and without liability on the part of AT&T, restrict, suspend or discontinue providing Service.

     4.E.3. INTERFERENCE, IMPAIRMENT OR IMPROPER USE. Customer may not use Service in any manner that subjects AT&T or non-AT&T personnel to hazardous conditions or results in an immediate harm to the AT&T network or other AT&T services.

4.F. RIGHTS OF AT&T FOR MISUSE OF SERVICE BY CUSTOMER.
     ------------------------------------------------
     4.F.1. In any instance in which AT&T determines that Customer is using Service in violation of Paragraph 4.E.2., above, AT&T may, immediately and upon written notice to the Customer, and without liability, restrict, suspend or discontinue providing Service.

     4.F.2. In any instance in which AT&T determines that Customer is using Service in violation of Paragraph 4.E.3., above, AT&T may immediately restrict Service on a temporary basis. In such cases, AT&T will make a reasonable effort to give the Customer prior notice. In the event that the Customer does not provide to AT&T within five (5) business days of the temporary restriction of service acceptable proof that said violation of Paragraph 4.E.3. has ceased and that appropriate measures have been taken to prevent its recurrence, AT&T may immediately and without further notice terminate service.

In addition to the remedies set forth in Sections 4.F., above, AT&T may, on ten days written notice by certified U.S. Mail to the Customer, deny requests for additional Service. If AT&T does not deny or restrict the Service involved as permitted in this Section 4.F., and the Customer non-compliance continues, AT&T shall retain the right to deny or restrict Service without further notice.

4.G. ACCESS TO CUSTOMER'S PREMISES - The Customer is responsible for
     -----------------------------
arranging premises access at any reasonable time so that AT&T personnel may install, repair, maintain, inspect or remove Service components. Premises access must be made available at a time mutually agreeable to the Customer and AT&T.

4.H. DUTY TO INDEMNIFY AND DEFEND.  Customer shall indemnify, defend, and
     ----------------------------
hold harmless AT&T and its directors, officers, employees, agents, parent, subsidiaries,
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
successors, and assigns from all claims, damages and expenses (including reasonable attorneys' fees) arising out of or resulting from, in whole or in part, the acts or omissions of Customer or its End-Users, their employees, agents or contractors affiliated companies and their employees, agents or contractors, including but not limited to claims for libel, slander, invasion of privacy, or infringement of copyright arising from any communication and claims for patent infringement arising from combining or using furnished by AT&T in connection with facilities or equipment furnished by others. Customer shall also indemnify, defend and hold AT&T harmless for all causes of action, claims, liabilities or expenses asserted or incurred by any of Customer's Users or End-Users arising out of any failure, breakdown, or interruption of service provided to Customer by AT&T or to End-Users by Customer. Customer shall indemnify, defend and hold AT&T harmless for all causes of action, claims, liabilities or expenses asserted or incurred by Customer's End-Users due to Customer's marketing efforts, including but not limited to Customer's violation of laws and regulations applicable to the authorization and proof of authorization necessary to convert an End-User's former service to Customer's service as the End-User's Primary Interexchange Carrier. AT&T shall be indemnified, defended, and held harmless by the Customer, Users and End-Users against all claims, losses, or damages by any person relating to such Service when used in an explosive atmosphere.

4.I. LOSS.  The Customer is liable to AT&T for the replacement cost of
     ----
AT&T-provided equipment installed at the Customer's premises in the event of loss of said equipment for any reason, including but not limited to theft.
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Customer's Initial                                               AT&T Initials

SECTION 5:  SERVICES AND SERVICE DESCRIPTIONS
            ---------------------------------

5.A. DOMESTIC INTERSTATE SERVICES.  The following domestic interstate
     ----------------------------
services are provide pursuant to this Agreement. The AT&T ACCUNET T1.5 Service - Carrier Services and AT&T ACCUNET T45 Services - Carrier Services are provided pursuant to this Agreement when used in connection with Carrier Services. Carrier Services are IOCs provided under this Agreement which must terminate in an IXC Switch. An IXC Switch is a telecommunications switch with the following characteristics: (a) it is owned and operated by the Customer;
(b) it has the capability to be used for the transmission of calls that are routed by a Local Exchange Carrier to the IXC Switch using Feature Group D access; (c) it is capable of interconnecting circuits or transferring calling between circuits; (d) it has a capacity of at least 100,000 access lines; and
(e) it is used by Customer to provide Common Carriage service to end-users.

     5.A.1. AT&T Private Line Services (as described and defined in AT&T Tariff F.C.C. No. 9, as amended from time to time) consisting of:

          a)     AT&T ACCUNET T1.5 Service - Carrier Services (switch based)
          b)     AT&T ACCUNET T45 Service - Carrier Services (switch based)
          c) Associated Function Connections, M-28 Multiplexing Office Functions, Enhanced Diversity Routing and Avoidance, Echo Canceling, and Specified Routing and Avoidance.

     5.A.2. AT&T Local Channel Services (as described and defined in AT&T Tariff F.C.C. No. 11, as amended from time to time) consisting of:

          a)     AT&T TERRESTRIAL 1.544 Mbps Local Channel Services
          b)     AT&T TERRESTRIAL 45 Mbps Local Channel Services

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                          CONFIDENTIAL AND PROPRIETARY
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Customer's Initial                                               AT&T Initials

SECTION 6:  SERVICE RATES, TERMS AND CONDITIONS
            -----------------------------------

6.A. SERVICE TERM.  The term of this Agreement is 36 months beginning with
     ------------
the first day of the first full billing month or on the first day of the first full billing month within 30 days of the customer's initial service date
(CISD) for the Services provided under this Agreement; there is no renewal option.

6.B. MINIMUM VOLUME COMMITMENTS.  Beginning in the tenth (10th) month
     --------------------------
following the CISD, the undiscounted MINIMUM MONTHLY REVENUE COMMITMENT (MMRC) for the AT&T Services provided under this Contract is $1,000,000 per month, which will be satisfied by undiscounted recurring charges for the service components as described in Section 5. If in any month the Customer fails to meet the MMRC, the Customer will be billed $1,000,000.

6.C. USAGE RATES.  The Contract Prices for the services provided pursuant
     -----------
to this Agreement are as follows:

     6.C.1.     The monthly rates for Access Connections and Function
Connections are included in the rates for the IOCs provided under this contract.

     6.C.2.     M-28 Multiplexing Office Function:  $500 per month, when
connected to a T45 IOC or one or more T1.5 IOC.

     6.C.3.     Enhanced Diversity Routing

Enhanced Diversity Routing  Monthly Charge  Non-recurring Installation Charge
--------------------------  --------------  ---------------------------------
T1.5 IOC                     $125.00        $400.00
T45 IOC                      $1,000.00      $1,000.00

     6.C.4.     Specified Routing and Avoidance

Specified Routing                                 Non-recurring
  and Avoidance            Monthly Charge       Installation Charge
-----------------          --------------       -------------------
T1.5 IOC              $3.30 per route mile          $400.00
                       in excess of air mile
T45 IOC               $42.00 per route mile         $1,000.000
                       in excess of air mile

     6.C.5.     Echo Canceling: Echo Canceling for T1.5 IOCs at a charge of
$150.00 per IOC per month.
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     6.C.6.  Access Coordination Function:  Rates are as specified in AT&T
F.C.C. Tariff No. 11, as amended from time to time.

     6.C.7. The Contract Price for T45 Interoffice Channels shall be $5,800.00 per month, if the length of the IOC is less than or equal to 100 miles.

     6.C.8. The Contract Price for T45 Interoffice Channels shall be $1,600.00 plus $42.00 per mile, if the length of the IOC is greater than 100 miles.

     6.C.9. The Contract Price for T1.5 Interoffice Channels shall be $450.00 per month, if the length of the IOC is less than or equal to 100 miles.

     6.C.10. The Contract Price for T1.5 Interoffice Channels shall be $120.00 plus $3.30 per mile, if the length of the IOC is greater than 100 miles.

     6.C.11. Notwithstanding 6.C.8., above, Customer may within 30 days of CISD order up to eight (8) T45 IOCs with mileage less than 100 miles each, for a fixed price of $3,600.00 per month each. Each circuit must remain in service for the remainder of the contract term. These circuits must be installed within six months of CISD. If customer disconnects any of these IOCs prior to the end of the Contract term, he will be billed $2,200.00 times the number of months installed. Other discounts, promotions, and other waivers as described in 6.D.1. and 6.E.4. apply to these circuits.

6.D.     DISCOUNTS.  Discounts applicable to the services provided pursuant to
         ---------
this Agreement are as follows:

     6.D.1. The Customer will receive a discount of 24% on T1.5 or T45 Interoffice Channels.

     6.D.2. The Customer will receive discounts on other services provided in this contract as follows: Enhanced Diversity Routing, Specified Routing and Avoidance, M28 Multiplexing, each receive 18% discount. No discounts are given for Echo Canceling.

6.E. ADDITIONAL DISCOUNTS, CREDITS, WAIVERS.
     --------------------------------------

     6.E.1. AT&T will provide the Customer the following waivers for the term of the contract as specified below. The total combined amount of the credits under Section 6.E. may not exceed a total of $3,000,000 for the Service Term.

     6.E.2. AT&T will waive the Nonrecurring Installation charges for AT&T Terrestrial 1.544 Mbps Local Channels, associated ACCUNET T1.5 Service Access Connections, and Access Coordination Functions (ACF), provided: (1) service
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components are installed on or after CISD; (2) service components have not been disconnected and reconnected after the CISD; (3) service components have not previously been provided by AT&T, that is, service components provided by another service provider or new growth, and (4) service components remain in service for at least 24 months. If the Customer disconnects service components before the end of 24 months of service, the Customer will be billed for the waived and/or reimbursed charges.

     6.E.3. AT&T will waive the recurring charges for each new Interoffice Channel (IOC) for ACCUNET T45 Service for three months provided that such new service components: (1) are ordered and installed on or after the CISD; (2) have not been disconnected in the 6 months prior to CISD and reconnected after the CISD; (3) have not previously been provided by AT&T in the 6 months prior to CISD, that is, service components provided by another Interexchange CARRIER or new growth; and (4) remain in service for at least 12 months. If a service component is disconnected for any reason prior to the 12-month period, the Customer will be billed for the amount of the waived recurring charges at the time of disconnect.

     6.E.4. AT&T will waive the recurring charges for each new Interoffice Channel (IOC) for ACCUNET T1.5 Service for one month provided that such new service components: (1) are ordered and installed on or after the CISD; (2) have not been disconnected in the 6 months prior to CISD and reconnected after the CISD; (3) have not previously been provided by AT&T in the 6 months prior to CISD, that is, service components provided by another Interexchange Carrier or new growth, (4) have a length of at least 100 miles, and (5) remain in service for at least 12 months. If a service component is disconnected for any reason prior to the 12-month period, the Customer will be billed for the amount of the waived recurring charges at the time of disconnect.

     6.E.5. AT&T will provide a credit of $19,000 to the Customer each month, provided that AT&T has not extended its Points-of-Presence ("POPs") to Customer's POPs in Ft. Lauderdale, Chattanooga, Washington, D.C., New York, Davenport, Austin, and Las Vegas. Credits will cease at such time as AT&T has extended its POPs to Customer's POPs in at least three (3) of the seven cities listed. If Customer discontinues the Contract as described in 6.H, Customer will be rebilled all credits at the time of discontinuance.

     6.E.6. AT&T will provide a credit of $161,200 in the third month following CISD. If Customer discontinues this Contract as described in 6.H, Customer will be rebilled the credit at time of discontinuance.

     6.E.7.  Customer is currently receiving service under a Contract Tariff
14 arrangement. AT&T will provide a credit up to $1,050,000 for shortfall charges, as required, to convert service under the CT14 arrangement to this Agreement vehicle. This
                                        19
                          CONFIDENTIAL AND PROPRIETARY
                                     between
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Customer's Initial                                               AT&T Initials
credit will be made based on conversion of all service being provided under the current CT14 arrangement. Customer will not be rebilled the credit for early termination.

     6.E.8. AT&T will provide Customer a waiver of one month's discounted recurring IOC charge for the IOCs ordered under this Contract, which are not provisioned within 60 days of the initial due date for such IOC.

     IOCs qualifying for this credit shall receive the waiver in the third month following implementation.

     No more than one IOC between any city-pair may qualify for this waiver during each 12 months following CISD. No more than six IOCs may qualify during each 12 months following CISD.

6.F. CLASSIFICATION, PRACTICES AND REGULATIONS.  Except as otherwise
     -----------------------------------------
provided in this Agreement, the terms, conditions, regulations and charges for AT&T Services as set forth in AT&T Tariff F.C.C. No. 9; and for AT&T Services as set forth in AT&T Tariff F.C.C. No. 11 apply, as these tariffs may be amended from time to time.

6.H. DISCONTINUANCE WITHOUT TERMINATION LIABILITY.  The Customer may
     --------------------------------------------
discontinue this Agreement without incurring a Termination Charge as defined in Paragraph 6.I., below, prior to the end of the Agreement Term, under the following provisions:

     6.H.1. The Customer replaces this Agreement with another AT&T Carrier Agreement for AT&T Tariff F.C.C. Nos. 9 or 11 or equivalent Services with a revenue commitment for such services which is equal or greater than the revenue commitment for such services in this AT&T Carrier Agreement, and with a term equal to or greater than the remaining terms of this AT&T Carrier Agreement, but in no event less than 2 years.

     6.H.2. The following conditions are met: (a) at least 24 months have expired in the contract term; (b) cumulative undiscounted billing for the full term of the Agreement equals or exceeds $36,000,000; and (c) the Customer notifies AT&T in writing thirty days prior to such discontinuance of the Customer's intent to discontinue this Agreement.

     6.H.3. The following conditions are met: (a) in the Customer's sole discretion, AT&T does not provide a suitable interconnection between the AT&T network and the Customer's network by the end of the third month of the term of the Agreement, and (b) the Customer notifies AT&T in writing prior to the end of the fourth month of the term of the Agreement of the Customer's intent to discontinue this Agreement, which discontinuance shall be effective within thirty days after the date of such notice.
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                          CONFIDENTIAL AND PROPRIETARY
                                     between
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Customer's Initial                                               AT&T Initials

6.I. TERMINATION CHARGE FOR DISCONTINUANCE PRIOR TO END OF AGREEMENT TERM.
     --------------------------------------------------------------------
If the Customer discontinues this Agreement for any reason other than specified above, or if AT&T terminates this Agreement or the service provided pursuant to this Agreement due to Customer's breach of this Agreement, prior to the expiration of the Agreement Term, the Customer will be billed for and shall pay within 30 days a Termination Charge. If the Agreement is terminated during the first year, the Termination Charges for AT&T Services will be an amount equal to 100% of the MMRC times the number of months remaining in the Service Term. If the Agreement is terminated during year two 92) or three
(3), the Termination Charges for AT&T Services will be an amount equal to 80% of the MMRC times the number of months remaining in the Service Term.




                                        21
                          CONFIDENTIAL AND PROPRIETARY
                                     between
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Customer's Initial                                               AT&T Initials